EXHIBIT 10.1

SECOND AMENDMENT TO
THIRD AMENDED AND RESTATED
AGREEMENT OF LIMITED PARTNERSHIP
OF EOP OPERATING LIMITED PARTNERSHIP

     THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF EOP OPERATING LIMITED PARTNERSHIP (this “Amendment”) is entered into on June 27, 2003, by EQUITY OFFICE PROPERTIES TRUST, a Maryland real estate investment trust (the “Company”), as the general partner (the “General Partner”) of EOP Operating Limited Partnership, a Delaware limited partnership (the “Partnership”).

     WHEREAS, pursuant to Section 14.1.B(4) of the Partnership Agreement, the General Partner has determined that it is in the best interest of the Partnership to amend the form of the Partner Registry and to eliminate the requirement to reflect the Capital Contributions of the Partners in the Partner Registry.

     NOW, THEREFORE, in consideration of the premises set forth above and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the General Partner hereby amends the Partnership Agreement as follows:

               1. Amendments of Article IV, Section 4.1.

(a) The first sentence of Article IV, Section 4.1 hereby is amended to read as follows:

Prior to the execution of this Agreement, the Partners have made the Capital Contributions as set forth in the books and records of the partnership.

(b) The third sentence of Article IV, Section 4.1 hereby is amended to read as follows:

To the extent the Partnership acquires any property by the merger of any other Person into the Partnership, Persons who receive Partnership Interests in exchange for their interests in the Person merging into the Partnership shall become Partners and shall be deemed to have made Capital Contributions as provided in the applicable merger agreement and as set forth in the books and records of the Partnership.

               2. Amendment of Article VII, Section 7.1.A(21). Article VII, Section 7.1.A(21) of the Partnership Agreement hereby is amended to read as follows:

(21)	the maintenance of the Partner Registry to reflect accurately at all times the Percentage Interests of the Partners as the same are adjusted from time to time to the extent necessary to reflect redemptions, the issuance of Partnership Units, the admission of any Additional Limited Partner or any Substituted Limited Partner or otherwise.

               3. Amendment of Article XI, Section 11.4.C. Article XI, Section 11.4.C of the Partnership Agreement hereby is amended to read as follows:

Upon the admission of a Substituted Limited Partner, the General Partner shall include the name, address, number of Partnership Units, and Percentage Interest of such Substituted Limited Partner on the Partner Registry and eliminate or adjust, if necessary, the name, address, number of Partnership Units and Percentage Interest of the predecessor of such Substituted Limited Partner on the Partner Registry.

               4. Amendment of Exhibit A, “Form of Partner Registry.” In accordance with Section 7.1.A(21) of the Partnership Agreement, the Form of Partner Registry set forth on Exhibit A to the Partnership Agreement hereby is amended to delete the Initial Capital Account column. Attachment A hereto sets forth the amended Form of Partner Registry.

               5. Defined Terms. All capitalized terms used in this Amendment and not otherwise defined shall have the meanings assigned to them in the Partnership Agreement.

               6. Effective Date. This Amendment is effective as of June 27, 2003.

     IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first set forth above.

EQUITY OFFICE PROPERTIES TRUST, a Maryland real estate investment trust, the General Partner of EOP Operating Limited Partnership

By:	/s/ Stanley M. Stevens

Stanley M. Stevens Executive Vice President, Chief Legal Counsel and Secretary

ATTACHMENT A

FORM OF PARTNER REGISTRY

	Class A and Class B Units

		Percentage
Name and Address of Partner	Partnership Units	Interest(1)

GENERAL PARTNER:

Equity Office Properties Trust Two North Riverside Plaza Suite 2100 Chicago, Illinois 60606

LIMITED PARTNERS:

Total Class A and Class B Units		100.00000%

	Series B Preferred Units

		Percentage
Name and Address of Partner	Partnership Units	Interest(1)

Total Series B Preferred Units		100.00000%

	Series C Preferred Units

		Percentage
Name and Address of Partner	Partnership Units	Interest(1)

Total Series C Preferred Units		100.00000%

	Series E Preferred Units

		Percentage
Name and Address of Partner	Partnership Units	Interest(1)

Total Series E Preferred Units		100.00000%

	Series F Preferred Units

		Percentage
Name and Address of Partner	Partnership Units	Interest(1)

Total Series F Preferred Units		100.00000%

	Series G Preferred Units

		Percentage
Name and Address of Partner	Partnership Units	Interest(1)

Total Series G Preferred Units		100.00000%

NOTES:

(1)	For purposes of this calculation, the Class A Units and Class B Units are treated as one class. Of the aggregate Partnership Interests currently outstanding, the percentage of each class and series are as follows:

Class A and B Units (collectively)%
Series B Preferred Units	%
Series C Preferred Units	%
Series E Preferred Units	%
Series F Preferred Units	%
Series G Preferred Units	%
100.00%